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                                                                    EXHIBIT 10.4

[DESIGNATED PERSONS]


                            LIBERTY MEDIA CORPORATION
                               2000 INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 19, 2004)
                        RESTRICTED STOCK AWARD AGREEMENT

     THIS AGREEMENT ("Agreement") is made as of __________, 20___ (the "Grant Date"), by and between LIBERTY MEDIA CORPORATION, a Delaware corporation (the "Company"), and the person signing as "Grantee" on the signature page hereof (the "Grantee").

     The Company has adopted the Liberty Media Corporation 2000 Incentive Plan (as Amended and Restated Effective April 19, 2004) (the "Plan"), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined in this Agreement will have the meaning ascribed to them in the Plan.

     Pursuant to the Plan, the Incentive Plan Committee (the "Committee") appointed by the Board pursuant to Section 3.1 of the Plan to administer the Plan has determined that it would be in the interest of the Company and its stockholders to award shares of common stock to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

     The Company and Grantee therefore agree as follows:

     1. AWARD. Pursuant to the terms of the Plan and in consideration of the covenants and promises of Grantee herein contained, the Company hereby awards to Grantee as of the Grant Date the number of shares of Liberty Media Corporation Series A Common Stock set forth on Schedule I hereto, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Shares").

     2. ISSUANCE OF RESTRICTED SHARES AT BEGINNING OF THE RESTRICTION PERIOD. Upon issuance of the Restricted Shares, such Restricted Shares will be registered in a book entry account (the "Account") in the name of Grantee. During the Restriction Period, each of the Account, any certificates representing the Restricted Shares that may be issued during the Restriction Period, and any securities constituting Retained Distributions will bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and this Agreement. Any such certificates will remain in the custody of the Company, and upon their issuance Grantee will deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that will be forfeited or otherwise not become vested in accordance with the Plan and this Agreement.

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     3. RESTRICTIONS. Restricted Shares will constitute issued and outstanding shares of the Company's Series A Common Stock for all corporate purposes. Grantee will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Shares, except that (a) Grantee will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived, (b) the Company will retain custody of any stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2 of the Plan, (c) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions will not bear interest or be segregated in a separate account, (d) Grantee may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or Grantee's interest in any of them during the Restriction Period and (e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

     4. VESTING AND FORFEITURE OF RESTRICTED SHARES. Subject to earlier vesting in accordance with the provisions of Paragraph 7(b) below, Grantee will become vested as to ___% of the Restricted Shares subject to this Agreement on each of __________, __________, __________ and __________ beginning on __________, 20___
and ending on __________, 20___, each such date being a Vesting Date; provided, however, that Grantee will not vest, pursuant to this Paragraph 4, in Restricted Shares as to which Grantee would otherwise vest as of a given date if Grantee has not been continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date (the vesting or forfeiture of such shares to be governed instead by the provisions of Paragraph 5). Notwithstanding the foregoing, in the event that any date on which vesting would otherwise occur is a Saturday, Sunday or a holiday, such vesting will instead occur on the business day next following such date.

     5. EARLY TERMINATION OR VESTING. Unless otherwise determined by the Committee in its sole discretion:

     (a) If Grantee's employment with the Company and its Subsidiaries terminates for any reason other than death or Disability, then the Award, to the extent not theretofore vested, will be forfeited immediately;

     (b) If Grantee dies while employed by the Company or a Subsidiary, then the Award, to the extent not theretofore vested, will immediately become fully vested; and

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     (c) If Grantee's employment with the Company terminates by reason of
     Disability, then the Award, to the extent not theretofore vested, will immediately become fully vested.

     6. COMPLETION OF THE RESTRICTION PERIOD. On the Vesting Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Shares will become vested and (b) any Retained Distributions with respect to such Restricted Shares will become vested to the extent that the Restricted Shares related thereto shall have become vested, all in accordance with the terms of this Agreement. Any such Restricted Shares and Retained Distributions that shall not become vested will be forfeited to the Company, and Grantee will not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares or any Retained Distributions that are so forfeited.

     7. ADJUSTMENTS; EARLY VESTING IN CERTAIN EVENTS.

     (a) The Restricted Shares will be subject to adjustment (including, without limitation, as to the number of Restricted Shares) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

     (b) In the event of any Approved Transaction, Board Change or Control Purchase, the restrictions in Paragraph 3 will lapse. Notwithstanding the foregoing, the Committee may, in its sole discretion, determine that the restrictions in Paragraph 3 will not lapse on an accelerated basis in connection with an Approved Transaction if the Board or the surviving or acquiring corporation, as the case may be, makes or causes to be made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which shares of Series A Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

     8. MANDATORY WITHHOLDING FOR TAXES. Upon the expiration of the Restriction Period, Grantee (or Beneficiary, as defined in Paragraph 11 below) must remit to the Company the amount of all federal, state or other governmental withholding tax requirements imposed upon the Company with respect to the vesting of Restricted Shares, unless provisions to pay such withholding requirements have been made to the satisfaction of the Company. Upon the payment of any cash dividends with respect to Restricted Shares during the Restriction Period, the amount of such dividends will be reduced to the extent necessary to satisfy any withholding tax requirements applicable thereto prior to payment to Grantee.

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     9. FORFEITURE FOR MISCONDUCT AND REPAYMENT OF CERTAIN AMOUNTS. If (i) a
material restatement of any financial statement of the Company (including any consolidated financial statement of the Company and its consolidated subsidiaries) is required and (ii) in the reasonable judgment of the Committee,
(A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the Grantee, the Grantee will repay to the Company any and all Forfeitable Benefits received by the Grantee during the Misstatement Period. "Forfeitable Benefits" means (i) any and all cash and/or shares of L Stock received by the Grantee (A) upon the exercise during the Misstatement Period of any SARs held by the Grantee or (B) upon the payment during the Misstatement Period of any Cash Award or Performance Award held by the Grantee, the value of which is determined in whole or in part with reference to the value of L Stock, and (ii) any proceeds received by the Grantee from the sale, exchange, transfer or other disposition during the Misstatement Period of any shares of L Stock received by the Grantee upon the exercise, vesting or payment during the Misstatement Period of any Award held by the Grantee. By way of clarification, "Forfeitable Benefits" will not include any shares of L stock received upon exercise of any L Options during the Misstatement Period that are not sold, exchanged, transferred or otherwise disposed of during the Misstatement Period. "Misstatement Period" means the 12-month period beginning on the date of the first public issuance or the filing with the Securities and Exchange Commission, whichever occurs earlier, of the financial statement requiring restatement.

     10. DELIVERY BY THE COMPANY. As soon as practicable after vesting in Restricted Shares pursuant to Paragraphs 4, 5 or 7, but no later than 30 days after such vesting occurs, and subject to the withholding referred to in Paragraph 8, the Company will (i) cause to be removed from the Account the restriction described in Paragraph 2 or cause to be issued and delivered to Grantee (in certificate or electronic form) Shares equal to the number of Restricted Shares that have vested, and (ii) shall cause to be delivered to Grantee any Retained Distributions with respect to such vested Shares. If delivery of certificates is by mail, delivery of shares of Series A Common Stock will be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to Grantee.

     11. NONTRANSFERABILITY OF RESTRICTED SHARES BEFORE VESTING. Before vesting and during Grantee's lifetime, the Restricted Shares are not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, are exercisable only by Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries (each, a "Beneficiary"), to whom the Restricted Shares will pass upon Grantee's death and may change such designation from time to time by filing a written designation of Beneficiary or Beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation will be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated Beneficiary does not survive the Grantee's death, the Restricted Shares will pass by will or the laws of descent and distribution. Following Grantee's death, the Restricted Shares will pass accordingly to the designated Beneficiary, and such Beneficiary will be deemed the Grantee for purposes of any applicable provisions of this Agreement.

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     12. COMPANY'S RIGHTS. The existence of this Agreement will not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
11.16 of the Plan.

     13. LIMITATION OF RIGHTS. Nothing in this Agreement or the Plan will be construed to:

     (a) give Grantee any right to be awarded any further Restricted Shares other than in the sole discretion of the Committee; or

     (b) give Grantee or any other person any interest in any fund or in any specified asset or assets of the Company or any Subsidiary of the Company.

     14. PREREQUISITES TO BENEFITS. Neither Grantee nor any person claiming through Grantee will have any right or interest in the Restricted Shares awarded hereunder, unless and until there shall have been full compliance with all the terms, conditions and provisions of this Agreement and the Plan which affect the Grantee or such other person.

     15. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section
11.8 of the Plan, Grantee will not require the Company to deliver any Restricted Shares and the Company will not be obligated to deliver any Restricted Shares if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Series A Common Stock is listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the delivery of any Restricted Shares to comply with any such law, rule, regulation or agreement.

     16. NOTICE. Unless the Company notifies Grantee in writing of a different procedure or address, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by first class mail, postage prepaid, to the following address:

                            Liberty Media Corporation
                            12300 Liberty Boulevard
                            Englewood, Colorado 80112
                            Attn: Charles Y. Tanabe

Any notice or other communication to Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by first class mail, postage prepaid, to Grantee's home address set forth below his signature on this Agreement, unless the Company has received written notification from Grantee of a change of address.

     17. AMENDMENT. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 11.7(b) of the Plan. Without limiting the generality of the foregoing, without the consent of Grantee,

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     (a) this Agreement may be amended or supplemented from time to time as approved by the Committee (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company's stockholders and provided, in each case, that such changes or corrections will not adversely affect the rights of Grantee with respect to the Award evidenced hereby or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

     (b) subject to any required action by the Board or the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect the Restricted Shares to the extent then vested.

     18. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, will confer or be construed to confer on Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between Grantee and the Company or any Subsidiary.

     19. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.

     20. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and will be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.

     21. DUPLICATE ORIGINALS. The Company and Grantee may sign any number of copies of this Agreement. Each signed copy will be deemed to be an original, but all of them together represent the same agreement.

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     22. RULES BY COMMITTEE. The rights of Grantee and the obligations of the
Company hereunder will be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

     23. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Restricted Shares and replaces and makes null and void any prior agreements between Grantee and the Company regarding the Restricted Shares.

     24. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

     25. CODE SECTION 409A COMPLIANCE. If any provision of this Agreement would result in the imposition of an excise tax under Section 409A of the Code and related regulations and Treasury pronouncements ("Section 409A"), that provision will be reformed to avoid imposition of the excise tax and no action taken to comply with Section 409A shall be deemed to impair a benefit under this Agreement.

                                        LIBERTY MEDIA CORPORATION

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        ACCEPTED:

                                        ---------------------------------------


                                                                      , Grantee
                                        -----------------------------
                                        Address:
                                                -------------------------------

                                        SSN:
                                            -----------------------------------


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                                   EXHIBIT A TO RESTRICTED STOCK AWARD AGREEMENT
                                   DATED AS OF __________, 20___ BETWEEN LIBERTY
                                                   MEDIA CORPORATION AND GRANTEE


                  LIBERTY MEDIA CORPORATION 2000 INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 19, 2004)


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                                   EXHIBIT B TO RESTRICTED STOCK AWARD AGREEMENT
                                   DATED AS OF __________, 20___ BETWEEN LIBERTY
                                                   MEDIA CORPORATION AND GRANTEE



                           DESIGNATION OF BENEFICIARY

     I, _______________________________________ (the "Grantee"), hereby declare that upon my death _____________________________________ (the "Beneficiary") of
                                        Name

_____________________________________________________________________________ ,
Street Address                 City              State              Zip Code

who is my ___________________________________________ , will be entitled to the
                     Relationship to Grantee

Restricted Shares and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights will devolve according to the Grantee's will or the laws of descent and distribution.

It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.


------------------------------          ----------------------------------------
Date                                    Grantee

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                                            SCHEDULE 1 TO RESTRICTED STOCK AWARD
                                         AGREEMENT DATED AS OF __________, 20___
                                   BETWEEN LIBERTY MEDIA CORPORATION AND GRANTEE


Grantee:


Grant Date:         _________________, 20___


Restricted Shares:  __________ shares of Liberty Media Corporation Series A
                    Common Stock, $.01 par value per share